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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
BioSource International, Inc.:

   We consent to the use of our report incorporated herein by reference and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                          KPMG LLP

Los Angeles, California

April 12, 2000